SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): May 4, 2004

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

(Exact name of Registrant as specified in its charter)

Virginia	54-1873198	000-50230
(State or other jurisdiction of Identification No.)	(I.R.S. Employer incorporation or organization)	(Commission File Number)

1001 Nineteenth Street North Arlington, VA (Address of principal executive offices)	22209 (Zip code)

(703) 312-9500

(Registrant’s telephone number including area code)

Item 9.	Regulation FD Disclosure.

1.	On May 4, 2004, Friedman, Billings, Ramsey Group, Inc. will make a presentation to investors in New York, NY. A copy of the presentation is furnished herewith as Exhibit 99.1.

EXHIBIT LIST

99.1	May 4, 2004 Friedman, Billings, Ramsey Group, Inc. presentation to investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FRIEDMAN, BILLINGS, RAMSEY GROUP, INC.

Date: May 4, 2004	By:	/s/ Emanuel J. Friedman

Emanuel J. Friedman Co-Chairman & Co-Chief Executive Officer